Exhibit 10.2

EXECUTION COUNTERPART

AMENDMENT NO. 1 TO COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

THIS AMENDMENT NO. 1 TO COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of May 28, 2004 (this “Amendment”) is entered into among Dynegy Holdings, Inc., a Delaware corporation (the “Borrower”), each of the Persons listed on the separate pages hereof under the heading “Grantors” (the “Grantors”), JPMorgan Chase Bank not in its individual capacity but solely as collateral agent under the Credit Agreement referred to below (together with any successor collateral agent, the “Collateral Agent”), Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee under the Collateral Trust Agreement referred to below (together with any successor corporate trustee, the “Corporate Trustee”) and acknowledged by John M. Beeson, Jr., an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee under the Collateral Trust Agreement (together with any successor individual trustee, the “Individual Trustee”, and together with the Corporate Trustee, the “Collateral Trustees”).

WHEREAS, the Borrower, Dynegy, Inc., an Illinois corporation (the “Parent Guarantor”), the other Guarantors referred to therein, the Lenders referred to therein, Citibank, N.A. (“Citibank”) and Bank of America, N.A., as Administrative Agents, Citibank, as Payment Agent, Bank One, NA (“Bank One”), as L/C Issuer and Bank One, as Collateral Agent, are parties to the Credit Agreement dated as of April 1, 2003 (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified and in effect from time to time, the “Existing DHI Credit Agreement”);

WHEREAS, the Parent Guarantor and the Borrower wish to amend and restate the Existing DHI Credit Agreement, as the Credit Agreement dated as of May 28, 2004 (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified and in effect from time to time, the “Credit Agreement”) among the Borrower, the Parent Guarantor, the other Guarantors party thereto, the Lenders party thereto, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Administrative Agents, Citicorp USA, Inc., as Payment Agent, JPMorgan Chase Bank, as Collateral Agent, and the L/C Issuers party thereto;

WHEREAS, the Parent Guarantor, the Borrower, the other Grantors referred to therein, the Corporate Trustee and the Individual Trustee are parties to the Collateral Trust and Intercreditor Agreement dated as of April 1, 2003 (as amended, amended and restated, supplemented, replaced or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”);

WHEREAS, Section 9.01(h) of the Collateral Trust Agreement provides that no consent of the Representatives (other than the Required Representative, which, as of the date hereof, is the Collateral Agent) shall be required to amend the Collateral Trust Agreement solely to reflect the facts of a replacement, refinancing or modification to the Existing DHI Credit Agreement and the credit facilities provided in the Credit Agreement;

WHEREAS, the Borrower and the Grantors, with the consent of the Required Representative and the Corporate Trustee, wish to amend the Collateral Trust Agreement to reflect the amendment and restatement of the Existing DHI Credit Agreement, as the Credit Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Collateral Trust Agreement are used herein as defined therein (and the principles of interpretation set forth in Section 1.02 of the Collateral Trust Agreement shall apply to such terms).

SECTION 2. Credit Agreement. The Collateral Trust Agreement shall be amended as follows:

(a) Each reference to “Credit Agreement” and “Initial Credit Agreement” in the Collateral Trust Agreement shall be construed as a reference to the Credit Agreement, and definitions incorporated from the Credit Agreement shall be construed accordingly;

(b) each reference to “Lenders” shall be construed as a reference to the Lenders (as defined in the Credit Agreement);

(c) each reference to “Credit Agreement Administrative Agents” shall be construed as a reference to the Administrative Agents (as defined in the Credit Agreement);

(d) each reference to “Credit Agreement Collateral Agent” shall be construed as a reference to the Collateral Agent (as defined in the Credit Agreement);

(e) each reference to “Term A Commitment” shall be amended to be a reference to the Term Commitment (as defined in the Credit Agreement);

(f) each reference to “Junior Secured Obligations” and “Junior Secured Parties” and each provision relating to such references shall be deleted or amended, as applicable, in a manner to reflect the termination of the Term B Facility (as defined in the Existing DHI Credit Agreement) and the absence of any such facility in the Credit Agreement; and

(g) for the avoidance of doubt, each reference to (i) “Senior Secured Credit Agreement Obligations” shall be construed in accordance with the amendments in this Section 2, including definitions incorporated from the Credit Agreement, and shall include the L/C Obligations (as defined in the Credit Agreement) and all of the Obligations of the Loan Parties in respect of the Term Loans and the Revolving Credit Loans (each as defined in the Credit Agreement) under the Loan Documents and (ii) “Credit Agreement Obligations” shall be construed in accordance with the amendments in this Section 2, including definitions incorporated from the Credit Agreement, and shall include all Obligations of the Loan Parties under the Credit Agreement and the Notes issued pursuant thereto.

SECTION 3. Shared Collateral Documents. The Borrower and the Grantors confirm that (i) references in the Shared Collateral Documents to the Existing DHI Credit

Agreement, as modified (whether by amendment, amendment and restatement, supplement, replacement, modification or other like description of modification), now refer to the Credit Agreement and (ii) the Obligations under the Credit Agreement remain secured under the Shared Collateral Documents. Without limiting the foregoing, the Borrower and the Grantors confirm that (i) references in the Shared Security Agreement to the Existing DHI Credit Agreement, as modified (whether by amendment, amendment and restatement, supplement, replacement, modification or other like description of modification), now refer to the Credit Agreement and (ii) the Shared Secured Obligations (as defined in the Credit Agreement) remain and constitute Shared Secured Obligations under the Shared Security Agreement and are secured thereunder.

SECTION 4. Conditions Precedent. The provisions set forth in Section 2 and Section 3 shall become effective as of the date of the satisfaction of each of the conditions precedent set forth in this Section 4:

(a) the conditions required for the Closing Date (as defined in the Credit Agreement) to occur shall have been satisfied or waived in accordance with their respective terms; and

(b) each of the parties hereto have delivered executed counterparts of this Amendment to the Collateral Trustees.

SECTION 5. Miscellaneous.

(a) This Amendment may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by fax shall be effective as delivery of an original executed counterpart of this Amendment.

(b) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Collateral Trustee under the Collateral Trust Agreement or the other Shared Collateral Documents or constitute a waiver of any provision of the Collateral Trust Agreement or any other Shared Collateral Document.

(d) On and after the effectiveness of this Amendment, each reference in the Collateral Trust Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Collateral Trust Agreement, and each reference in the other Loan Documents to “the Collateral Trust Agreement”, “thereunder”, “thereof”, or words of like import referring to the Collateral Trust Agreement shall mean and be a reference to the Collateral Trust Agreement, as amended by this Amendment.

(e) The provisions of this Amendment creating a trust for the benefit of the Representatives on behalf of the Secured Parties (as defined in the Collateral Trust Agreement) and setting forth the rights, duties, obligations and responsibilities of the Collateral Trustees hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, so long as Wilmington Trust Company shall serve as Corporate Trustee under the Collateral Trust Agreement. In all other respects, including, without limitation, all matters governed by the Uniform Commercial Code, and if Wilmington Trust Company shall cease to serve as Corporate Trustee under the Collateral Trust Agreement, this Amendment shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

DYNEGY HOLDINGS INC.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

DYNEGY INC.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

BG HOLDINGS, INC.

BLACK MOUNTAIN COGEN, INC.

BLACK THUNDER MEMBER, INC.

BLUE RIDGE GENERATION INC.

BLUEGRASS GENERATION, INC.

CALCASIEU POWER, INC.

CHESAPEAKE POWER, INC.

CHICKAHOMINY GENERATING COMPANY

COGEN POWER, INC.

DELTA COGEN, INC.

DES NORTHEAST, INC.

DMG ENTERPRISES, INC.

DMT HOLDINGS, INC.

DPC II INC.

DPC COLOMBIA – OPON POWER RESOURCES COMPANY

DPC POWER RESOURCES HOLDING COMPANY

DRY CREEK POWER, INC.

DYNEGY ADMINISTRATIVE SERVICES COMPANY

DYNEGY CATLIN MEMBER, INC.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

[Signature Page to Amendment to Collateral Trust Agreement]

DYNEGY ENERGY SERVICES, INC

DYNEGY ENGINEERING, INC.

DYNEGY GLOBAL ENERGY, INC.

DYNEGY GP INC.

DYNEGY I.T., INC.

DYNEGY MIDSTREAM G.P., INC.

DYNEGY MIDWEST GENERATION, INC.

DYNEGY NORTHEAST GENERATION, INC.

DYNEGY OPERATING COMPANY

DYNEGY PARTS AND TECHNICAL SERVICES, INC.

DYNEGY POWER CORP.

DYNEGY POWER DEVELOPMENT COMPANY

DYNEGY POWER HOLDINGS, INC.

DYNEGY POWER INVESTMENTS, INC.

DYNEGY POWER MANAGEMENT SERVICES, INC.

DYNEGY POWER MARKETING, INC.

DYNEGY POWER NEVADA, INC.

DYNEGY POWER SERVICES, INC.

DYNEGY RENAISSANCE POWER, INC.

DYNEGY SERVICES, INC.

DYNEGY STRATEGIC INVESTMENTS LP, INC.

DYNEGY TECHNOLOGY CAPITAL CORP.

FLORIDA MERCANTILE POWER, INC.

GASIFICATION SERVICES, INC.

GEORGIA MERCANTILE POWER, INC.

HART COUNTY IPP, INC.

HARTWELL INDEPENDENT POWER PARTNERS, INC.

HARTWELL POWER COMPANY

HEP COGEN, INC.

ILLINOIS POWER ENERGY, INC.

JAMES RIVER ENERGY CORP.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

[Signature Page to Amendment to Collateral Trust Agreement]

MICHIGAN COGEN, INC.

MICHIGAN POWER, INC.

MICHIGAN POWER HOLDINGS, INC.

NGC STORAGE, INC.

NIPC, INC.

NORTHWAY COGEN, INC.

OCG COGEN, INC.

OYSTER CREEK COGEN, INC.

PARISH POWER, INC.

PORT ARTHUR COGEN, INC.

RIVERSIDE GENERATION, INC.

ROLLING HILLS GENERATION, INC.

RRP COMPANY

BLUE RIDGE GENERATION LLC

BLUEGRASS GENERATION

    COMPANY, L.L.C.

CALCASIEU POWER, LLC

CHICKAHOMINY POWER, LLC

DEM GP, LLC

DFS GENERAL PARTNER, LLC

DFS L.P., LLC

DMT G.P., L.L.C.

DYNEGY CABRILLO II LLC

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.

DYNEGY DANSKAMMER, L.L.C.

DYNEGY ENERGY PIPELINE COMPANY LLC

DYNEGY HOLDING COMPANY, L.L.C.

DYNEGY HUDSON POWER RETAIL, L.L.C.

DYNEGY INTRASTATE PIPELINE, LLC

DYNEGY LIQUIDS G.P. L.L.C.

By: Dynergy Midstream Services, Limited Partnereship, its sole member

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

[Signature Page to Amendment to Collateral Trust Agreement]

DYNEGY NGL PIPELINE COMPANY, LLC

DYNEGY OPI, LLC

DYNEGY REGULATED HOLDINGS, LLC

DYNEGY ROSETON, L.L.C.

DYNEGY STRATEGIC INVESTMENTS GP, L.L.C.

DYNEGY UPPER HOLDINGS, L.L.C.

HAVANA DOCK ENTERPRISES, LLC

HEARD COUNTY POWER, L.L.C.

HUDSON POWER, L.L.C.

MIDSTREAM BARGE COMPANY, L.L.C.

PALMETTO POWER, L.L.C.

RENAISSANCE POWER, L.L.C.

RIVERSIDE GENERATING COMPANY, L.L.C.

ROCKINGHAM POWER, L.L.C.

ROLLING HILLS GENERATING L.L.C.

TERMO SANTANDER HOLDING, LLC

COGEN POWER, L.P.

    By: CoGen Power, Inc., its general partner

DMT HOLDINGS, L.P.

    By: DMT L.P., LLC, its general partner

DYNEGY BROADBAND MARKETING AND TRADE

DYNEGY ENERGY MARKETING, LP

    By: DEM GP, LLC, its general partner

DYNEGY FINANCIAL SERVICES, LIMITED PARTNERSHIP

DYNEGY LIQUIDS MARKETING AND TRADE

DYNEGY MARKETING AND TRADE

DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

[Signature Page to Amendment to Collateral Trust Agreement]

DYNEGY MARKETING AND TRADE DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP DYNEGY POWER MANAGEMENT SERVICES, L.P. By: Dynegy Services, Inc., its general partner DYNEGY STRATEGIC INVESTMENTS, L.P.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

DMS LP, INC. DYNEGY MANAGEMENT, INC. DEM LP, LLC DMT L.P., L.L.C.

By:	/s/ Richard W. Eimer
Richard W. Eimer President

[Signature Page to Amendment to Collateral Trust Agreement]

DYNEGY POWER MANAGEMENT SERVICES, L.P. By: Dynegy Services, Inc., its general partner DYNEGY STRATEGIC INVESTMENTS, L.P.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

DMS LP, INC. DYNEGY MANAGEMENT, INC. DEM LP, LLC DMT L.P., L.L.C.

By:	/s/ Richard W. Eimer
Richard W. Eimer President

[Signature Page to Amendment to Collateral Trust Agreement]

ILLINOVA CORPORATION ILLINOVA GENERATING COMPANY IGC GRIMES COUNTY, INC. IGC GRIMES FRONTIER, INC. IPG FERNDALE, INC. IPG PARIS, INC. CHARTER OAK (PARIS) INC. ILLINOVA ENERGY PARTNERS, INC.

By:	/s/ Charles C. Cook
Charles C. Cook Vice President and Assistant Treasurer

[Signature Page to Amendment to Collateral Trust Agreement]

CONSENTED TO BY:

JPMORGAN CHASE BANK, As Collateral Agent

By:	/s/ Janice Ott Rotunno
	Name:	Janice Ott Rotunno
	Title:	Vice President

[Signature Page to Amendment to Collateral Trust Agreement]

CONSENTED TO BY:

WILMINGTON TRUST COMPANY, as Corporate Trustee

By:	/s/ James A. Hanley
	Name:	James A. Hanley
	Title:	Senior Financial Services Officer

[Signature Page to Amendment to Collateral Trust Agreement]

ACKNOWLEDGED BY:

JOHN M. BEESON, JR, as Individual Trustee

By:	/s/ John M. Beeson
	Name:	John M. Beeson
Title:

[Signature Page to Amendment to Collateral Trust Agreement]